MUTUAL FUND SERIES TRUST

MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

EXHIBIT A

SERIES OF THE TRUST

AS AMENDED November 16, 2016

Designated Series	Designated Classes for each Series
AlphaCentric Asset Rotation Fund	Class A, C and I
AlphaCentric Smart Money Fund	Class A, C and I
AlphaCentric Income Opportunities Fund	Class A, C and I
AlphaCentric Bond Rotation Fund	Class A, C and I
AlphaCentric/IMFC Managed Futures Strategy Fund	Class A, C and I
AlphaCentric Hedged Market Opportunity Fund	Class A, C and I
Camelot Premium Return Fund	Class A, C and I
Camelot Excalibur Small Cap Income Fund	Class A,C and I
Catalyst Intelligent Alternative Fund	Class A, C and I
Catalyst Activist Investor Fund	Class A, C and I
Catalyst Hedged Futures Strategy Fund	Class A, C and I
Catalyst Insider Buying Fund	Class A, C and I
Catalyst Insider Income Fund	Class A, C and I
Catalyst Insider Long/Short Fund	Class A, C and I
Catalyst Macro Strategy Fund	Class A, C and I
Catalyst Small-Cap Insider Buying Fund	Class A, C and I
Catalyst Hedged Insider Buying Fund	Class A, C and I
Catalyst Dynamic Alpha Fund	Class A, C and I
Catalyst/CP World Equity Fund	Class A, C and I
Catalyst/CP Focus Large Cap Fund	Class A, C and I
Catalyst/CP Focus Mid Cap Fund	Class A, C and I
Catalyst/EquityCompass Buyback Strategy Fund	Class A, C and I
Catalyst/Groesbeck Aggressive Growth Fund	Class A, C and I
Catalyst/Groesbeck Growth of Income Fund	Class A, C and I
Catalyst/Lyons Hedged Premium Return Fund	Class A, C and I
Catalyst/Lyons Tactical Allocation Fund	Class A, C and I
Catalyst/Princeton Floating Rate Income Fund	Class A, C and I
Catalyst/MAP Global Total Return Income Fund	Class A, C and I
Catalyst/MAP Global Capital Appreciation Fund	Class A, C and I
Catalyst/SMH High Income Fund	Class A, C and I
Catalyst/SMH Total Return Income Fund	Class A, C and I
Catalyst/Stone Beach Income Opportunity Fund	Class A, C and I

Catalyst Time Value Trading Fund	Class A, C and I
Catalyst/Princeton Hedged Income Fund	Class A, C and I
Catalyst/Princeton Credit Opportunity Fund	Class A, C and I
Catalyst MLP & Infrastructure Fund	Class A, C and I
Catalyst/Auctos Multi-Strategy Fund	Class A, C and I
Catalyst IPOx Allocation Fund	Class A, C and I
Catalyst Hedged Commodity Strategy Fund	Class A, C and I
Catalyst/Millburn Hedge Strategy Fund	Class A, C and I
Day Hagan Tactical Allocation Fund of ETFs	Class A, C and I
Day Hagan Tactical Dividend Fund	Class A, C and I
Day Hagan Hedged Strategy Fund	Class A, C and I
Empiric 2500 Fund	Class A and C
Eventide Gilead Fund	Class A, C, I and N
Eventide Healthcare and Life Sciences Fund	Class A, C, I and N
Eventide Multi-Asset Income Fund	Class A, C, I and N
JAG Large Cap Growth Fund	Class A, C and I
KF Griffin Blue Chip and Covered Call Fund	Class A, C and I
Listed Private Equity Plus Fund	Class A and C
SignalPoint Global Alpha Fund	Class A, C and I